                                                                   Exhibit 24(b)

                         REGISTERED FIXED ACCOUNT OPTION

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS:

        That I, J. ERIC DANIELS of Farmington, Connecticut, Director, Chairman of the Board, President and Chief Executive Officer of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST
J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain fixed annuity contracts to be offered by The Travelers Insurance Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

        IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March 2000.

                                   /s/J. Eric Daniels
                                   Director, Chairman of the Board, President
                                   and Chief Executive Officer
                                   The Travelers Insurance Company

                         REGISTERED FIXED ACCOUNT OPTION

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS:

        That I, GEORGE C. KOKULIS of Simsbury, Connecticut, Director and Executive Vice President of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain fixed annuity contracts to be offered by The Travelers Insurance Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

        IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March 2000.

                                   /s/George C. Kokulis
                                   Director, Executive Vice President
                                   The Travelers Insurance Company

                         REGISTERED FIXED ACCOUNT OPTION

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS:

        That I, KATHERINE M. SULLIVAN of Longmeadow, Massachusetts, a Director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN
A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain fixed annuity contracts to be offered by The Travelers Insurance Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

        IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March 2000.

                                   /s/Katherine M. Sullivan
                                   Director
                                   The Travelers Insurance Company

                         REGISTERED FIXED ACCOUNT OPTION

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS:

        That I, GLENN D. LAMMEY of Simsbury, Connecticut, Chief Financial Officer, Chief Accounting Officer and Controller of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST
J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain fixed annuity contracts to be offered by The Travelers Insurance Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

        IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March 2000.

                                   /s/Glenn D. Lammey
                                   Chief Financial Officer,
                                   Chief Accounting Officer and Controller
                                   The Travelers Insurance Company